#00225635 – HMS Prospectus Supplement

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 22, 2019

to the Prospectus Dated May 1, 2018

This supplement revises certain information regarding the Value Fund and Small-Company Stock Fund (collectively, the “Funds”), each a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 22, 2019, James A. Polk, CFA, was appointed as a co-portfolio manager to the Funds.  Mr. Polk comes to RE Advisers Corporation, the investment manager for the Funds, after nearly 20 years with Putnam Investment Management, LLC (“Putnam”). During his time with Putnam, Mr. Polk served, among other roles, as a portfolio manager for several of its small, mid, and multi-cap value oriented mutual funds.

As such, the following changes are made to the Prospectus effective immediately:

1.	The section titled “Value Fund – Fund Management – Portfolio Manager” on page 17 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers

Prabha Carpenter, CFA, and James Polk, CFA, are the co-portfolio managers of the Value Fund. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has managed or co-managed the Fund since May 2014. Mr. Polk is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 2019.

2.	The section titled “Small-Company Stock Fund – Fund Management – Portfolio Manager” on page 23 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers

Prabha Carpenter, CFA, and James Polk, CFA, are the co-portfolio managers of the Small-Company Stock Fund. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers and has managed or co-managed the Fund since May 2014. Mr. Polk is a Senior Equity Portfolio Manager for RE Advisers and has co-managed the Fund since January 2019.

3.	The section titled “Management of the Funds – Portfolio Managers – Value Fund and Small-Company Stock Fund” on page 51 of the Prospectus is deleted in its entirety and is replaced with the following:

Prabha Carpenter, CFA

Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers. She is the co-portfolio manager for the Value Fund and the Small-Company Stock Fund. She has managed or co-managed these Funds since May 2014. Prior to becoming a Senior Equity Portfolio Manager, Ms. Carpenter was a Senior Equity Analyst for RE Advisers from March 2002 to April 2014. She received her BA in Business Economics from the University of Madras and her BS in Economics from American University. She received her MBA with a distinction in Finance from American University. Ms. Carpenter was a Senior Vice President and Portfolio Manager with GEICO Corporation entities from 1985 to 2002 prior to joining RE Advisers in 2002.

James A. Polk, CFA

Mr. Polk is a Senior Equity Portfolio Manager for RE Advisers.  He is the co-portfolio manager for the Value Fund and the Small-Company Stock Fund.  He has co-managed these Funds since January 2019.  Prior to this role, he was a portfolio manager at Putnam Investment Management, LLC from 2001 to 2017, where he managed small, mid, and multi-cap value oriented mutual funds from 2004 to 2017.  He received a BA in English from Colby College and an MBA from the Olin Graduate School of Business at Babson College. He joined RE Advisers in 2019.